EXHIBIT 99.1

Cosmos Holdings Announces Shareholder Approval of Private Offering

Cosmos Holdings

December 20, 2021

CHICAGO, December 20, 2021 (GLOBE NEWSWIRE) -- Cosmos Holdings, Inc. (“the Company") (OTCQX: COSM), an international pharmaceutical company with a proprietary line of nutraceuticals and distributor of branded and generic pharmaceuticals, nutraceuticals, OTC medications and medical devices, today provided a business update with respect to its progress towards its direct listing efforts on the Nasdaq Capital Markets.

On September 15, 2021 the Company’s Board of Directors approved a private offering (the “Offering”) whereby it would sell (the “Sale”) 5,000,000 shares of a newly created class of Series A Preferred Stock and warrants to a private investor in exchange for $5,000,000.  As a condition to closing of the sale, the Company’s Common Stock must be approved for listing and trading on the Nasdaq Stock Exchange.

On December 17, 2021 shareholders holding 51% of the voting power of the Company approved the Offering by written consent (the “Written Consent”).  The Written Consent will take effect twenty (20) days following the date the Company’s Schedule 14C is filed with the Securities and Exchange Commission and mailed to the beneficial owners of the Company’s common stock.

The issuance of the Series A Preferred Stock was previously approved by the Company’s directors and shareholders on August 31, 2021.  The Company’s Definitive Schedule 14C for that shareholder action was filed with the Securities and Exchange Commission on September 13, 2021.  The Certificate of Designation of the Series A Preferred Stock was filed with the Nevada Secretary of State on October 4, 2021.

The Series A Preferred Stock is convertible into shares of the Company’s common stock at a price of The lower of (i) $4.00 or (ii) 80% of the average VWAP for the Company’s common stock for the five (5) days prior to the date of uplisting, subject to a floor of $3.00.

The Warrant is exercisable at 110% of the Series A Preferred Stock conversion price and expires five (5) years following the closing of the Sale.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Company’s common stock as of December 17, 2021, with respect to: (i) each person known to be the beneficial owner of more than five percent of each class of stock; (ii) all directors and executive officers; and (iii) all directors and executive officers as a group. The notes accompanying the information in the table are necessary for a complete understanding of the information provided below. As of December 17, 2021, there were 17,332,643 shares of common stock outstanding.

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares shown as being owned by them, except as otherwise provided in the footnotes to the below table.

Under federal securities laws, a person or group of persons is: (a) deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. This assumes that options, warrants or convertible securities that are held by such person or group of persons and which are exercisable within 60 days of the date above, have been exercised or converted.

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Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (3)
Directors and Executive Officers:

Grigorios Siokas	6,834,167	39.4%
Chief Executive Officer and Director

Georgios Terzis	24,350	NIL
Chief Financial Officer

Pavlos Ignatiades	—	—
Chief Operating Officer

Demetrios G. Demetriades	—	—
Secretary and Director

Dimitrios Goulielmos (2)	540,000	3.1%
Director

John J. Hoidas	—	—
Director

Peter Goldstein (4)	170,425
Executive Director

All officers and directors as a group (7 persons)	7,568,942	43.7%

5% or More Stockholders:	—	—

(1)	Unless otherwise indicated, the address for each person is 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604

(2)

Mr. Goulielmos is the owner of Jaron Trading Limited a company that holds 40,000 common shares. Therefore Mr. Goulielmos, in addition to the 500,000 common shares that he personally owns, he controls the 40,000 that belongs to Jaron Trading Limited. Attributing these shares to Mr. Goulielmos gives him a voting block of 540,000 shares, or 3.1% of the issued and outstanding common stock of the Company at December 17, 2021

(3)	Percentages are based on 17,332,643 shares outstanding at December 17, 2021.

(4)

50,000 shares are held of record by Exchange Listing LLC, a limited liability company, which Mr. Goldstein controls.  120,425 shares are held of record by PGS Ventures B.V., a company Mr. Goldstein controls.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

The following documents as filed with the SEC by the Company are incorporated herein by reference:

•	Current Report on Form 8-K filed with the SEC September 21, 2021

•	Definitive Schedule 14C filed with the SEC September 13, 2021

•	Quarterly Report on Form 10-Q for the quarter ended June 30, 2021; and

•	Annual Report on Form 10-K for the year ended December 31, 2020

APPRAISAL AND DISSENTERS’ RIGHTS

Under Nevada law, shareholders had no appraisal or dissenters’ rights in connection with the approval of the Sale or the Offering.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Offering referenced herein which is not shared by the majority of the shareholders.

About Cosmos Holdings, Inc.

Cosmos Holdings Inc. is an international pharmaceutical company, with a proprietary line of nutraceuticals and distributor of branded and generic pharmaceuticals, nutraceuticals, OTC medications and medical devices through an extensive, established EU distribution network. The Company identifies, acquires, develops and commercializes products that improve patients' lives and outcomes and has developed a global distribution platform and is currently expanding throughout Europe, Asia and North America. Cosmos Holdings has offices and distribution centers in Thessaloniki, Greece, Athens, Greece and Harlow, UK. More information is available at www.cosmosholdingsinc.com and www.skypremiumlife.com.

Forward-Looking Statements

With the exception of the historical information contained in this news release, the matters described herein, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by, or that otherwise, include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could”, are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. These statements, involve unknown risks and uncertainties that may individually or materially impact the matters discussed, herein for a variety of reasons that are outside the control of the Company, including, but not limited to, the Company’s ability to raise sufficient financing to implement its business plan, the impact of the COVID-19 pandemic on the Company’s business, operations and the economy in general, and the Company’s ability to successfully develop and commercialize its proprietary products and technologies. Readers are cautioned not to place undue reliance on these forward- looking statements, as actual results could differ materially from those described in the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company’s filings with the SEC, which are available at the SEC’s website (www.sec.gov). The Company disclaims any intention or obligation to update, or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact:
Crescendo Communications, LLC
Tel: 212-671-1020
Email: COSM@crescendo-ir.com

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